Exhibit 99.1

0 ProAssurance Investor Presentation as of June 22, 2017 Forward Looking Statements Non - GAAP Measures This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions with investors. The primary Non - GAAP measure we reference is operating income, a non - GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating operating income, we have excluded the after - tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10 - Q and 10 - K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com.

Corporate Profile

2 ProAssurance Investor Presentation as of June 22, 2017 ProAssurance Corporate Profile Healthcare - centric specialty insurance writer  Healthcare Professional Liability (HCPL) • Only public company writing predominantly HCPL  Life sciences and medical device liability  Workers' compensation  Legal professional liability  Alternative risk transfer (ART) Market Cap: $3.1 billion Shareholders’ Equity: $1.8 billion Total Assets: $4.9 billion Claims - Paying Ratings  A. M. Best: “A+” (Superior)  Fitch: “A” (Strong) 40 locations in three countries  969 employees Writing in 50 states & DC Emerging international business Business Unit Principal Offices Employees Lines of Business HCPL 18 448 Healthcare Professional Liability PRA Corporate 1 104 Corporate functions (Accounting, Legal, etc.) PICA 1 94 Professional Liability for Podiatry & Chiropractic Eastern 7 253 Workers’ Compensation Captive Facilities (all lines) Medmarc 2 69 Products Liability Legal Professional Liability PRA Risk Solutions 1 3 Alternative Risk Transfer Corporate Headquarters Claims Offices Claims/Underwriting Offices Underwriting Offices Cayman Islands Primary Capital Source for Lloyds Syndicate 1729 As of 3/31/17, except Market Cap which is 5/15/17

3 ProAssurance Investor Presentation as of June 22, 2017 YTD 2017 Premiums, Policyholders & Distribution 3/31/17 YTD Policyholder Count: ~ 73,000 YTD 2017 Gross Premium: $ 231 mln Physicians & Dentists 44% Ancillary Healthcare 3% Life Sciences/ Medical Tech 3% Hospitals & Facilities 6% Attorneys 3% Workers' Compensation 29% Lloyd's 5% Other 0.1% Specialty P&C: 59% Physicians & Dentists 62% Ancillary Healthcare 11% Life Sciences/ Medical Tech 2% Hospitals & Facilities 2% Attorneys 9% Workers' Compensation 14% Other 1% Premium Allocated by Line Does Not Reflect Inter - Segment Eliminations Subject to Rounding Our Distribution Sources HCPL LPL Life Sciences Workers’ Comp Agent/Broker 64% 100% 100% 100% Direct 36% -- -- --

4 ProAssurance Investor Presentation as of June 22, 2017 Our Four Reporting Segments ProAssurance Consolidated Specialty P&C Workers’ Compensation Lloyd’s Corporate / Other Healthcare Professional Liability Products Liability Lawyers’ Professional Liability Traditional Captive Market Facility Syndicate 1729 (58%) (including investments & taxes) PRA Corp – Parent Company Internal Agency Operations Investments, except Lloyd’s Taxes, Except Lloyd’s Debt Operating Segments

5 ProAssurance Investor Presentation as of June 22, 2017 ProAssurance Brand Profile Specialty P&C Healthcare Professional Liability Workers’ Comp Alternative Risk Transfer Medical Technology & Life Sciences Products Liability Legal Professional Liability

6 ProAssurance Investor Presentation as of June 22, 2017 ProAssurance’s Path to Success 1976 - 1991 Building financial strength Establishing a brand reputation for superior service Demutualized in 2001 1991 - 2012 Scope & size addressed by expansion through careful M&A and de novo expansion in traditional HCPL 2012 - 2016 Additional capabilities added in Life Sciences and Workers Compensation  The only specialty offering HCPL and Workers Compensation Instrumental in the formation of Lloyd’s Syndicate 1729  Providing 58% of the Syndicate’s underwriting capacity New options available ranging from captives to Lloyds Corporate / Other Looking for further M&A opportunities in HCPL International opportunities can be created through Lloyds We expect to remain healthcare - centric

7 ProAssurance Investor Presentation as of June 22, 2017 Management is Experienced & Invested Proven e xecutive management remains in place  Officer/SVP: 16 years average tenure / 29 years average total industry experience  VP level: 15 years average experience /28 years average total industry experience Performance over our history demonstrates our understanding of cycle management and the need to remain disciplined Board, management and employees are invested, owning ~2 % of ProAssurance stock  SVP and above subject to ownership guidelines Executive Committee Experience/Bios W. Stancil Starnes, JD Chairman & Chief Executive Officer Company Tenure: 10 Years Prior MPL Experience: 29 Years Total Industry & Related Experience: 39 Years Formerly in the private practice of law in HCPL defense and complex corporate litigation Jeffrey P. Lisenby, JD Executive Vice - President, General Counsel & Secretary Company Tenure : 16 Years Prior MPL Experience: - Total Industry & Related Experience: 16 Years Formerly in the private practice of law Edward L. Rand, Jr., CPA Executive Vice - President & Chief Financial Officer Company Tenure : 12 Years Prior MPL Experience: - Total Industry & Related Experience: 24 Years Career - long experience in insurance finance and accounting. Prior to ProAssurance: Chief Accounting Officer for Partner Re Howard H. Friedman, ACAS President HCPL Group & Chief Underwriting Officer Company Tenure: 21 Years Prior MPL Experience: 16 Years Total Industry & Related Experience: 37 Years Career - long experience in MPL company operations and management. Former ProAssurance CFO Michael L. Boguski, CPCU President, Eastern Alliance Insurance Group Company tenure: 21 Years (Co - founder/First employee) Prior Property & Casualty experience: 11 Years Total Industry & related experience: 32 Years Career long experience in Property and Casualty Underwriting, Operations and Executive Management. Ross E. Taubman, DPM President of PICA Company Tenure: 6 Years Prior MPL Experience: - Total Industry & Related Experience: 32 Years Formerly in the private practice of podiatry. Leader in organized podiatric medicine; former President and Trustee of the American Podiatric Medical Association

Key Updates – May 2017

9 ProAssurance Investor Presentation as of June 22, 2017 Workers’ Compensation Expansion Eastern Alliance Insurance Group acquiring renewal rights to the workers’ compensation book of Great Falls Insurance Company Great Falls is headquartered in Auburn, Maine  Transaction will add Maine and New Hampshire to Eastern’s footprint  Sets the stage for expansion into other New England states $13.3 million of direct written premium in 2016  No assurance that Eastern can renew 100% of expiring Eastern is also acquiring all of Great Falls'’ agency contracts  Many long - term relationships Management and employees will become part of Eastern and will form the New England regional office  Fifth operating region within Eastern  Great Falls’ president will lead this new region Strong operational and cultural fit with Eastern Southeast Region • Charlotte, NC • Richmond, VA Gulf South Region • Madison, MS • Nashville, TN • Austin, TX New England Region Upon Transaction Close • Auburn, ME Mid - Atlantic Region • Lancaster, PA • Wexford, PA Eastern Re (Cayman)

10 ProAssurance Investor Presentation as of June 22, 2017 Eastern Specialty Risk: Higher Risk But NOT High Risk Focusing on the next level of risk: higher hazard but not typical “high hazard”  Some classes previous written by Eastern in High Modification programs  $1.5 million in new business in Q1 2017 with no losses Less frequent, but more severe losses Higher premiums and greater margins Eastern will apply its innovative claims and risk management strategies to shorten the tail, reduce the incidence and severity of claims and enhance workplace safety Broad acceptance from existing agents that have deep relationships with Eastern  Many have one or two accounts with competitors and look to move those to Eastern with this option Full support of reinsurance partners  Retentions remain the same as in existing business  Deepens the reinsurance relationship by providing additional rate for new exposures

11 ProAssurance Investor Presentation as of June 22, 2017 Q1 2017 Recap: A Solid Quarter All Around Premium GROWTH of 4.9% Specialty P&C: - 1.0% Workers’ Compensation +7.9% Lloyd’s Syndicate: +84.4% Coordinated SALES SUCCESS : $7.7 mil Net Realized INVESTMENT GAINS : $13.3 mil in Q1 2017 vs loss of $8.4 mil in Q1 2016 RETURN ON EQUITY moves up to 9.1% Current ROE target is 9.29% SUBSTANTIAL TAX BENEFIT : $1.2 mil benefit in Q1 2017 vs $1.4 mil expense in Q1 2016 PREMIUMS TO EQUITY now at 0.5:1 STRONG PREMIUM RETENTION

12 ProAssurance Investor Presentation as of June 22, 2017 Key Updates : Return on Equity & Future Goals Revising ROE target to seven points above the ten - year Treasury rate (risk - free rate ) Prior long - term return target of 12% - 14% is unrealistic in the current interest rate environment Ten year treasury rate was 2.29% at 4/30/17 * , implying a revised ROE Target of approximately 9.29% Each line of business retains a target of 13% ROE on allocated capital Q1 2017 Return on Equity: 9.1% *https ://www.treasury.gov/resource - center/data - chart - center/interest - rates/Pages/TextView.aspx?data=yield

13 ProAssurance Investor Presentation as of June 22, 2017 Components of Return on Equity 11.5% 9.2% 2.3% 5.5% 2.7% 0.3% - 1.7% Pre-Tax Underwriting Profit $11 Pre-Tax Investment Result $25 Non-Operating Gains $12 Taxes $1 Interest & Intangibles $(8) Q1 2017 Return on Equity: 9.1% 3.0% 4.4% - 1.8% - 0.3% - 1.4% Pre-Tax Underwriting Profit $14 Pre-Tax Investment Result $22 Non-Operating (Losses) $(9) Taxes $(1) Interest & Intangibles $(7) Q1 2016 Return on Equity: 3.9% Ten year Average ROE ( 2007 - 2016) Five Year Average ROE ( 2012 - 2016)

14 ProAssurance Investor Presentation as of June 22, 2017 $59 $144 $149 $229 $99 $150 $162 $56 $158 $294 $311 $285 YTD 17 2016 2015 2014 Ordinary Extraordinary Subsidiary Dividends to Corporate Subsidiary Dividend History (in Millions) 2017 ORDINARY Dividend Capacity is $174 Million Ordinary dividends permitted without regulatory approval Amounts and criteria vary by domiciliary state Extraordinary dividends require regulatory approval Subsidiary capital requirements play a major role Primary source of liquidity

15 ProAssurance Investor Presentation as of June 22, 2017 Capital and Liquidity Decisions All decisions must recognize that we hold significant capital at the subsidiary level to maintain operating company ratings and satisfy regulatory requirements. Dividends from subsidiaries to the holding company are our primary source of liquidity and are paid as allowed given rating and regulatory constraints. Starting Point & Capital Required capital for operating subsidiaries Liquidity Accepted operating expenses Add & Capital Potential opportunities for organic growth and strategic M&A Liquidity Amounts needed for quarterly dividends and debt service Share repurchase at prices with a reasonable payback period Special dividend Decreasing tax efficiency Options for deploying remaining capital Recurring regular dividend

16 ProAssurance Investor Presentation as of June 22, 2017 Key Updates: Capital Management Regular quarterly dividends of $0.31/per common share Special dividend of $4.69/per common share paid on January 9, 2017 Dividends declared in 2016 returned $315 million of capital to shareholders Underscores our commitment to effective capital management Preserves flexibility to pursue business opportunities and potential transactions that may emerge

17 ProAssurance Investor Presentation as of June 22, 2017 Superb Track Record of Capital Management Current Management Team’s Tenure Began Q2 2007 At 6/15/17 | $ in 000’s Year Dividends Declared Share Repurchase Strategic Acquisitions Total* Special Regular 2007 ࡳ ࡳ $54,201 ࡳ $54,201 2008 ࡳ ࡳ 87,561 ࡳ 87,561 2009 ࡳ ࡳ 52,045 $137,800 189,845 2010 ࡳ ࡳ 106,347 233,000 339,347 2011 ࡳ $15,269 21,013 ࡳ 36,282 2012 $154,055 38,411 ࡳ 24,000 216,466 2013 ࡳ 64,777 32,454 153,700 250,931 2014 150,685 69,779 222,360 205,244 648,068 2015 53,013 66,843 169,793 ࡳ 289,649 2016 249,188 65,841 2,106 ࡳ 317,135 YTD 17 ࡳ 33,069 ࡳ ࡳ 33,069 $ 606,941 $353,989 $747,880 $753,744 $ 2,462,554 $ 1,708,810 38% increase in Shareholders Equity  To $1.8 billion from $1.3 billion $1.7 billion* returned to shareholders through share repurchase and dividends since 2007  Share repurchase balances share price vs. book value/share  $110 mln authorized for buybacks at 6/15/2017  Regular quarterly dividend is $0.31/share $754 million deployed in transformative strategic acquisitions Capital Returned is all declared dividends + share buybacks * 2017 YTD Information is through June 15, 2017. Calculations regarding dividends declared but not yet paid and capital returned to shareholders are based on outstanding shares at Marc h 31 , 2017 as reported in the ProAssurance Q1 2017 Form 10Q

18 ProAssurance Investor Presentation as of June 22, 2017 Capital Growth: 2008‒Q1 2017 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Beginning Equity* $ 1,255 $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,799 Cumulative - effect adjustment: ASU 2016 - 09 adoptio n - - - - - - - - - $ 149 Stock Issued $ 112,478 - - - - - - - - - Employee Stock Transactions $ 11,673 $ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 12,857 $ (1,028) Earnings $ 177,725 $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 151,081 $ 41,455 Dividends ࡳ ࡳ ࡳ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (315,028) $ (16,516) Treasury Stock $ (87,561) $ (46,884) $ (106,347) $ (20,317) ࡳ $ (32,054) $ (222,360) $ (169,793) $ (2,106) ࡳ Unrealized G/L $ (45,800) $ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ (6,456) $ 2,924 Total Equity* $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,799 $ 1,826 * Equity shown in millions; all other data shown in thousands

19 ProAssurance Investor Presentation as of June 22, 2017 $450 million long - term debt  $250 million 10 - year notes due 11/15/2023 @ 5.30% Coupon  Additional $100 million in secured borrowing from credit facility in December to fund dividend • Additional borrowing will be paid off as collateral matures • Collateral earning a higher rate than interest charged  Now $200 million on revolving line of credit Strong Capital Position and Minimal Debt Premiums to Surplus Ten - Year Debt to Equity 13% 2% 3% 3% 2% 6% 10% 12% 18% 25% $- $0.5 $1.0 $1.5 $2.0 $2.5 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 $ in billions Debt Equity Debt to Equity 0.3 0.3 0.3 0.3 0.2 0.2 0.4 0.4 0.5 $- $0.5 $1.0 $1.5 $2.0 $2.5 2016 2015 2014 2013 2012 2011 2010 2009 2008 $ in billions Premiums Equity Premiums to Surplus Committed to enhancing shareholder value through effective capital management  Retaining capital needed for an eventual market turn and M&A  No Debt Prior to 2001

20 ProAssurance Investor Presentation as of June 22, 2017 Capital Management Priorities Conceptual Model of Projected A. M. Best BCAR Scores if Increase Premium Reduce Surplus “A+” Rating Threshold The manner in which capital is used has an effect on financial ratings Excess Capital vs. Excess Capacity

21 ProAssurance Investor Presentation as of June 22, 2017 Consistent Value Creation Reflects all stock splits and includes all dividends in the year declared. Source: SNL 52% 88% 160% 521% 229% 314% 671% 884% 941% 1095% 1698% 2040% 3162% 91 96 01 06 11 16 Scorecard at 6/15/17 Total Return CAGR Since Inception (Sep 1991) 3162% 15% Ten Year (5/15/07 – 5/15/17 ) 204% 12% Five Year (5/15/12 – 5/15/17 ) 95% 14% YTD 2017 9% $2.62 $6.24 $15.74 $8.34 $16.08 $24.32 $27.46 $39.91 $48.48 $60.85 91 96 01 06 11 16 Scorecard at 6/15/17 Price Change CAGR Since Inception (Sep 1991) 2227% 13% Ten Year (5/15/07 – 5/15/17 ) 117% 8% Five Year (5/15/12 – 5/15/17 ) 40% 7% YTD 2017 8% Stock Price Scorecard at 6/15/17 BV + Dividends CAGR Since Inception (Sep 1991) 2686% 14% $40.23 $43.56 $51.27 $1.84 $3.14 $4.91 $6.62 $8.01 $10.46 $16.81 $21.35 $30.17 $36.85 $39.13 $34.19 91 96 01 06 11 16 Book Value + Dividends Declared Total Return

Consolidated Financial & Operational Highlights

23 ProAssurance Investor Presentation as of June 22, 2017 Q1 2017 Income Statement Highlights Strong results from a focused strategy Three - Months Ended March 31 2017 2016 Gross Premiums Written $231.3 $220.5 Net Investment Result $24.9 $21.8 Total Revenues $233.0 $193.4 Net Losses and ALAE $119.2 $111.0 Underwriting & Operating Expenses $57.1 $56.9 Net Income (Includes Realized Investment Gains & Losses) $41.5 $19.3 Operating Income $33.4 $24.9 Operating Income per Diluted Share $ 0.62 $0.47 In millions, except per share data

24 ProAssurance Investor Presentation as of June 22, 2017 $1.26 $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.16 $1.96 $1.80 $1.83 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Balance Sheet Highlights Maintaining the financial strength required to keep our insurance promise while continuing to create value for our shareholders 2017 2016 2015 2014 2013 Shareholders’ Equity $1.8 $1.8 $2.0 $2.2 $2.4 Total Investments $ 3.7 $ 3.9 $3.7 $4.0 $3.9 Total Assets $4.9 $ 5.1 $4.9 $5.2 $5.2 Total Policy Liabilities $2.4 $2.4 $2.4 $2.4 $2.4 Book Value per Share $34.19 $33.78 $36.88 $38.17 $39.13 In billions, except Book Value per share From 2013 - 2016, Book Value per share was affected by our purchase of common stock at prices above Book Value per Share Shareholders’ Equity: 45% Increase (2007 - 2017) 2007 – Q1 2017 $1.7 bln Returned to Shareholders Through Dividends and Share Repurchase

25 ProAssurance Investor Presentation as of June 22, 2017 Combined ratio average 2009 - 2016: 72.7% Operating ratio average 2009 - 2016: 50.2% Strong Operational Results / Consistent Profitability Combined Ratio and Operating Ratio History 69.1% 68.0% 52.5% 57.3% 70.6% 82.1% 90.5% 91.4% 38.8% 39.8% 27.6% 32.6% 46.1% 64.2% 74.8% 77.8% 2009 2010 2011 2012 2013 2014 2015 2016 Combined Ratio Operating Ratio

26 ProAssurance Investor Presentation as of June 22, 2017 $16 $20 $19 $25 $40 $48 $53 $48 $34 $29 $29 $20 $31 $37 $38 $50 $60 $39 $42 $35 $37 $25 $30 $43 $33 $52 $50 $49 $43 $36 $29 $44 $104 $108 $138 $184 $114 $82 $49 $56 $49 $11 $17 $23 $36 $105 $185 $207 $234 $326 $272 $223 $182 $161 $144 $29 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q4 Q3 Q2 Q1 Recognizing loss trends as they appear No change in reserving philosophy or process Disciplined Approach to Reserves $ in millions 15 - Year Reserve Development History by Quarter by Year HCPL Predominating 2003 — 2017

27 ProAssurance Investor Presentation as of June 22, 2017 Reinsurance Programs Professional Liability Medical Technology & Life Sciences Workers' Compensation Retention Reinsured Coverage Offered up to $25 million -------- 5% to 12.5% retained based on layer Coverage Offered up to $9 million -------- 10% Retention s Coverage up to $ 119.5 million per loss event -------- 0% Retention 100% Retained up to $1 million 100% Retained up to $1 million 100% Retained up to $500,000

Segment Financial Highlights & Strategic Review Specialty P & C

29 ProAssurance Investor Presentation as of June 22, 2017 Total Gross Written Premiums were $136.9 mil — decrease of 1.0% Q - o - Q Physician decrease is due to normal cycle of 24 - month policy renewals. Retention: 90%. Physician new business: $6.4 mil Facilities decrease is due to renewal timing. Retention: 90%. Facilities new business: $ 1.0M Lawyers’ professional liability is flat . Retention: 84%. LPL new business of $900,000 Medical technology nominally up due to higher premium rates on renewal business. New business: $ 1.2 mil offsetting retention of 80% Q1 2017 Specialty P&C Gross Written Premium Two - year policies adversely affect premiums in odd years due to renewal patterns $90 $89 $6 $8 $96 $97 Q1 2017 Q1 2016 Physician 12-mo Physician 24-mo $12 $9 $8 $5 $8 $13 $8 $8 $5 $7 Healthcare facilities Other healthcare providers Legal professionals Tail & other, professional liability Medical Technology Q1 2017 Q1 2016 $ in millions

30 ProAssurance Investor Presentation as of June 22, 2017 Retention remains strong Continued underwriting vigilance is being used today to ensure future success  Market share is important, but NOT as important as profitability Strong Retention Despite Competition Year - over - Year Premium Retention – Physicians Trailing Four Quarters’ Premium Retention – Physicians 87% 90% 90% 89% 90% 89% 89% 89% 88% 90% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 17 87% 89% 87% 90% Q2 16 Q3 16 Q4 16 Q1 17

31 ProAssurance Investor Presentation as of June 22, 2017 No Overall Change in HCPL Loss Trends PICA excluded to facilitate accurate comparisons over time Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business MD/DO Charged Rate History 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% 0% 0% 1% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 131% 131% 131% 132% -10% 30% 70% 110% 150%

32 ProAssurance Investor Presentation as of June 22, 2017 Source: A.M. Best Aggregates and Averages for Each Line of Business (1991 - 2015) ProAssurance Outperforms in Insurance Average Combined Ratio 103.9% 99.7% 100.5% 106.7% 89.2% 95.0% 87.5% 68.3% 63.2% 88.5% 71.5% 67.2% 1991-2015 10-Year 2005-2015 5-Year 2010-2015 Overall P&C MPL PRA - MPL Only PRA - All Lines

33 ProAssurance Investor Presentation as of June 22, 2017 Source: 1991 - 2015 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business. Policyholder Dividends Included. ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business Calendar Year Combined Ratio 1991 - 2015 '91 - '15 Avg 10 Yr Avg 2006 - 2015 5 Yr Avg 2011 - 2015 40% 60% 80% 100% 120% 140% 160% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 ProAssurance HCPL HCPL P&C 87.5% 106.7% PRA HCPL 60.4% 89.4% PRA HCPL 72.9% 91.0% PRA HCPL

34 ProAssurance Investor Presentation as of June 22, 2017 The question is cost vs. care — we can deliver more care than we can afford  Restructuring is producing profound changes in healthcare The U.S. spends a greater proportion of GDP on healthcare and the percentage is increasing Strategy Update: Healthcare Costs are the Real Issue Healthcare Spending as a Percentage of GDP ( 1995 - 2014) 6% 8% 10% 12% 14% 16% 18% 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 United States France Germany Canada Japan EU Global Australia UK Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged http://data.worldbank.org/indicator/SH.XPD.TOTL.ZS

35 ProAssurance Investor Presentation as of June 22, 2017 The fork in the road for traditional HCPL companies  Their core markets are disappearing and they do not have the financial size and capability to insure large, more complex risks Strategy Update: Traditional Practices are Fading Source: 2016 Physicians Foundation Survey of America’s Physicians, and prior editions The HCPL Industry Traditional practices are fading Excess capital is being used to try to maintain market share at the expense of a sustainable future Capital & geographic constraints challenge many small insurers Few companies are able to respond to new coverage demands from emerging delivery models 62% 49% 35% 33% 35% 44% 53% 58% 2008 2012 2014 2016 Small Group & Solo Practices Employed Physicians

36 ProAssurance Investor Presentation as of June 22, 2017 The HCPL Industry Traditional practices are fading Excess capital is being used to try to maintain market share at the expense of a sustainable future Capital & geographic constraints challenge many small insurers Few companies are able to respond to new coverage demands from emerging delivery models Strategy Update: ProAssurance Can Meet the Challenges Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged ProAssurance Maintaining discipline & profitability Expanding product lines through strategic M&A and internal innovation Covering the full spectrum of healthcare Addressing all avenues of distribution Created a sustainable competitive advantage Managing capital effectively The Fork in the Road For traditional HCPL companies, there can be no status quo given the inevitable evolution of their customer base

37 ProAssurance Investor Presentation as of June 22, 2017 Emerging Issues in Healthcare Consolidation of providers into larger groups or within facilities/systems Evolution of new delivery systems to address cost pressures Multi - state expansion to achieve scale Challenges for HCPL Insurers Broker - driven purchasing requires new approaches to the market Larger balance sheets required to respond to greater financial risk Multi - state risks require broad scope Evolving risk profiles require flexible coverage options and alternative markets presence ProAssurance Responds with Strategies & Solutions Broker outreach and National Healthcare Team are driving higher submissions — up 15% y - o - y. Chosen by a large multi - state risk — single largest premium in PRA history (Q2 2016) 50 - state capability in place since 2007 Partnerships such as Certitude with Ascension Health ($131 million in DPW since inception) Alternative market expertise through Inova® captives, E&S capabilities and a dedicated risk retention group Sophisticated Work Comp solution creates a solid competitive advantage ProAssurance is Positioned to Succeed in HCPL

38 ProAssurance Investor Presentation as of June 22, 2017 ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability ProAssurance is Positioned to Succeed in HCPL Size & Scope of Top HCPL Writers SNL 2015 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million Doctors Co National Limited Hospital Experience $678 Medical Protective (Main Berkshire HCPL) National Recent Hospital Experience $570 ProAssurance Size, Scope & Experience $454 MLMIC NY Only $420 Coverys Limited Active Scope $396 NORCAL Limited Scope Minimal Hospital Experience $315 PRI NY Only Negative Surplus $297 MAG Mutual $234 MCIC $231 Hospitals Ins. Co. $214 ISMIE $193 Constellation $160 SVMIC $134 Controlled Risk $121 MICA $114 National Chiropractic Mutual National Limited Focus $92 OMSNIC National Dental & Related $91 COPIC $83 MM - NC $81 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Surplus billions Bubble Size = 2015 Direct Premiums Written in millions Active States

39 ProAssurance Investor Presentation as of June 22, 2017 ProAssurance is Positioned to Succeed in HCPL Our long - term focus on financial strength is central to our overall strategy and success We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience ProAssurance has always evolved ahead of the curve We have built the platform that allows us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

40 ProAssurance Investor Presentation as of June 22, 2017 The Certitude tm program in partnership with Ascension Health  Shared risk through quota share participation by Ascension’s captive on first $1M  ~ 2,400 insured physicians  ~$25.6 million inforce Certitude direct premium  Active in AL, CT, D.C., FL, IL, IN, KS, MD, MI, NY, OK, SC, TN, TX, WI  $35.4 million total direct premium from Ascension - related risks in 2016 CAPAssurance  Partnered with California - based CAP - MPT  Risk sharing by CAP through variable quota share participation on first $1M  ~$4.7M of inforce premium, including three hospitals and various facilities Strategy Update: Successes in the Evolving Market *http://ascension.org/our - work/ascension - health/sites - of - care States with Active Certitude Programs Non - Certitude States where Ascension Health Ministries are based* States with Active CAPAssurance Policies

41 ProAssurance Investor Presentation as of June 22, 2017 Addressing a Wide Spectrum of Risk Appetites Traditional Policies Primarily agent - sold or direct Remains the majority of our business Proven performance supports discipline pricing Transitional Risk sharing/high deductible programs control cost and build “sticky” business Risk purchasing groups target specific specialties or program business Joint physician/hospital policies (ProControl®) address unique risk tolerance and claims expectations of each class of insured Alternative Risk Captive insurance programs allow large, sophisticated healthcare and workers’ compensation customers to control their own insurance programs Two joint healthcare professional and workers’ compensation programs are already in place Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Coordinated sales & marketing efforts target insureds in these classes for additional products and services

42 ProAssurance Investor Presentation as of June 22, 2017 Emerging Strategic Opportunities ProAssurance Risk Solutions sm Proven expertise to address complex risk financing challenges in both healthcare and workers’ compensation Run - off liabilities in M&A transactions Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources Specialized self - insurance plans Offers financial flexibility through more efficient securitization/collateralization of self - funded risks ProAssurance Complex Medicine Program for larger entities with self - insured retentions allows us to participate in markets we have not previously addressed Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay

43 ProAssurance Investor Presentation as of June 22, 2017 Leveraging Existing Expertise in New Ways Syndicate 1729 at Lloyds Our 58% participation provides potential access to international medical professional liability opportunities Increases flexibility for ProAssurance when working with complex risks Primary and excess business can be written We expect to leverage Medmarc’s expertise in the future to underwrite international medical technology and life sciences risks Medmarc Larger healthcare organizations present greater opportunities to insure activities focused on device and drug development Provides ProAssurance and our distribution partners with additional capabilities at the complex end of the healthcare delivery continuum Increasing globalization of testing and development efforts are a natural fit with Lloyd’s Syndicate 1729 ProAssurance Mid - Continent Underwriters Focuses on ancillary healthcare market which is exploding as care is being pushed down to lower cost providers

Segment Highlights & Strategic Review Workers’ Compensation

45 ProAssurance Investor Presentation as of June 22, 2017 Q1 2017 Workers’ Compensation Financial Highlights Three - Months Ended March 31 2017 2016 Gross Premiums Written $84.2 $78.0 Net Premiums Earned $55.3 $54.4 Total Revenues $55.4 $54.9 Net Losses & Loss Adjustment Expenses $34.7 $35.0 Underwriting & Operating Expenses $16.7 $17.8 Operating Result $2.9 $1.3 Current Accident Year Net Loss Ratio 67.0% 66.4% Effect of Prior Accident Year Reserve Development (4.3%) (2.0%) Net Loss Ratio 62.7% 64.4% Underwriting Expense Ratio 30.2% 32.8% Combined Ratio 92.9% 97.2% In millions, except ratios

46 ProAssurance Investor Presentation as of June 22, 2017 (1) Excluding fair value adjustments, intangible asset amortization, transaction - related and other one - time charges. Consistent Profitability in Workers' Comp Historical Combined Ratio Average 88% since 2006 79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 96.0% 95.9% 95.5% 92.7% 94.3% 93.7% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 (1) (1) (1)

47 ProAssurance Investor Presentation as of June 22, 2017 Source: 1996 - 2015 A.M. Best Aggregates and Averages, Workers’ Compensation. Policyholder Dividends Included. Eastern Outperforms in Workers’ Compensation Eastern consistently outperforms in a volatile line of business Calendar Year Combined Ratio 1996 - 2015 '96 - '15 Avg 10 Yr Avg 2006 - 2015 5 Yr Avg 2011 - 2015 40% 60% 80% 100% 120% 140% 160% 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 Eastern Industry P&C 89.8% 107.9% Eastern WC 91.3% 105.2% Eastern WC 85.8% 105.5% Eastern WC

48 ProAssurance Investor Presentation as of June 22, 2017 Eastern Alliance Insurance Group Best - in - Class Claims, Risk Management and Underwriting Business Model Broad Product Spectrum 41 State Licenses – Core Operations in 16 States Select Agency Partnerships  231 Contracts / 669 Locations Workers’ Compensation Business Profile & Overview Southeast Region • Charlotte, NC • Richmond, VA Gulf South Region • Madison, MS • Nashville, TN • Austin, TX Midwest Region • Indianapolis, IN • Grandville, MI Mid - Atlantic Region • Lancaster, PA • Wexford, PA Offices Licensed and actively seeking business Licensed, accepting ancillary “border” business Eastern Re (Cayman)

49 ProAssurance Investor Presentation as of June 22, 2017 Strategy Update: How Eastern Differentiates Understands market dynamics and regulatory concerns  Use of local knowledge that has always differentiated ProAssurance Disciplined individual account underwriting with focus on rate adequacy in rural territories Dedicated to effective claims management and returning injured workers to wellness

50 ProAssurance Investor Presentation as of June 22, 2017 Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “Pay as you Go” TPA Services  Claims Administration and Risk Management Broad Workers’ Compensation Product Spectrum $248 Mln Gross Written Premium at 3/31/2017 Guaranteed Cost 47% INOVA (Alternative Markets) 37% Policyholder Dividend 9% Deductible Plans 4% Retrospective Rating 2% Assumed 2% Active Policies at 3/31/17 Traditional WC Programs 7,293 Alternative Markets 2,830 10,123

51 ProAssurance Investor Presentation as of June 22, 2017 Physician/Dentists 11% Hospital 6% Clerical / Office 15% Colleges/Schools 10% Auto Dealer 6% Auto Service Center 2% Outside Sales 4% Restaurants 3% Fast Food 2% Bank 2% 17% Healthcare Risks Wide diversification by class code and market segment  Approximately 7,000 active policies in Traditional Programs  Over 600 class codes actively written Traditional Market Risk Diversification Top 10 Classes (Traditional) Payroll Exposure as of March 31, 2017

52 ProAssurance Investor Presentation as of June 22, 2017 No claims open from 2002 and earlier  21 net claims open 2010 and prior Recognized as a short - tail writer of workers’ compensation Workers’ Comp Claim Closing Pattern: Traditional 12/31/16 364 536 590 570 687 591 717 778 890 953 1,076 1,181 1,245 1,289 1,171 1,009 459 0 0 0 3 0 2 2 1 3 7 3 13 19 37 104 200 612 0 150 300 450 600 750 900 1,050 1,200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Accident Years

53 ProAssurance Investor Presentation as of June 22, 2017 Strategy Update: Alternative Market Overview Inova® is our alternative insurance brand Alternative insurance s tructure u tilizes a segregated p ortfolio c ompany (Eastern Re) with segregated p ortfolio c ells housing captives Alternative market solutions are in high demand  Fast growing sector of the Property and Casualty marketplace Inova is a high ROE product with significant retention  Fee - based revenue diversifies earnings that are largely based on underwriting  Jointly - owned SPC’s  Capital efficient Unique product offering for healthcare organizations differentiates Eastern & ProAssurance  MPL / WC lines in a single SPC  Leverage “mono - line” expertise for both  With the uncertainty created by healthcare reform, it is more important than ever for healthcare organizations to manage “controllable” expenses Enhances agency partnerships  Risk sharing (joint ownership) educates agents on principles of underwriting, risk management and claims administration Certain programs assist in Eastern’s geographic expansion / diversification efforts

54 ProAssurance Investor Presentation as of June 22, 2017 Strategy Update: How Eastern RE Differentiates Captive insurance solutions provided through Eastern Re Value - added risk management services cements brand loyalty Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Segregated cell company based in Cayman Successfully driving new business opportunities for healthcare professional liability business

55 ProAssurance Investor Presentation as of June 22, 2017 How Inova ® Benefits Insureds “A” Rated Paper – WC / “A+” Rated Paper – MPL / GL Stable Off - Shore Facility  Eastern Re Ltd, S.P.C. established in 1987  Cayman Islands Monetary Authority regulation  Segregated portfolio cells statutorily protected from each other Multi - State Coverage “Fully - Bundled” Approach  No need for separate service agreements or providers Access to ProAssurance / Eastern Reinsurance Markets  Reinsurance Program Protection “Turn - key” Operation  Provides simple and easy transition from start to finish  Minimal start - up capitalization  Flexible ownership Monthly and Annual Reporting Package  Detailed monthly reporting package  Quarterly actuarial reviews and financials Potential Shareholder Dividends Dedicated Service Team  Account management, underwriting, claims, risk management, marketing, accounting, premium audit Annual Off - Shore Meeting with Senior Management Team

56 ProAssurance Investor Presentation as of June 22, 2017 These segregated portfolio cells within Eastern’s alternative markets facility  2,800 active Inova ® policies  Over 400 class codes actively written Alternative Market Risk Diversification Top 10 Classes (Alternative) Payroll Exposure as of March 31, 2017 Physician / Dentists 4.6% Nursing Homes Skilled 5.7% Social Rehab Facilities 2.2% Retirement/Life Care Community 2.7% Home Healthcare 2.6% Clerical / Office 16.2% Colleges/Schools 7.4% Auto Dealers 5.8% Outside Sales 5.5% Restaurant 2.5% 15.2% Healthcare and Related Risks

57 ProAssurance Investor Presentation as of June 22, 2017 No claims open from 2006 and earlier  Few claims remain open from other, older accident years Recognized as a short - tail writer of workers’ compensation Workers’ Comp Claim Closing Pattern: Alternative 12/31/16 66 103 175 267 407 423 310 325 336 385 404 503 502 569 611 565 266 0 0 0 0 0 0 0 1 0 0 2 1 0 6 23 100 376 0 100 200 300 400 500 600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Accident Years

58 ProAssurance Investor Presentation as of June 22, 2017 Inova: Direct Written Premium Trends DPW in 000’s 18 year track record of growth and profitability 2016 DWP = $75.9 million Year - over - year growth of 7.4% $847 $2,451 $5,082 $12,159 $17,257 $25,786 $28,512 $27,032 $26,912 $29,113 $28,790 $31,139 $38,157 $42,733 $51,125 $59,350 $70,631 $75,915 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Segment Highlights & Strategic Review Lloyd’s

60 ProAssurance Investor Presentation as of June 22, 2017 Strategy Update: Lloyd’s ProAssurance provides 58% of capital to Syndicate 1729 Small ownership interest in the underlying underwriting arm, Dale Underwriting Partners $220 million capital commitment is best viewed as an investment Early stage costs elevated but in - line with expectations Expenses leveling as operations mature Provides potential exposure to global professional liability opportunities Also relevant to Medmarc for medical technology and products liability as more testing and development moves offshore First underwriting year (2014) closed profitably Continuing success in international healthcare professional liability from the highly - experienced underwriting team that joined Syndicate 1729 in March 2016 Extensive experience in Canada, Australia, South America & Middle East

61 ProAssurance Investor Presentation as of June 22, 2017 Current Underwriting capacity: $126 million  ProAssurance 57.6% share is $72.3 million 2016 Syndicate 1729 Gross Written Premium was $113.2 million  ProAssurance 57.6% Share was $65.2 million Lloyd’s Syndicate 1729: Business Detail For the trailing twelve months as of December 31, 2016 and reported March 31, 2017. $ in millions and based on exchange rates at 3/31/2017 Property Insurance (Mainly US) 22% Casualty (US) 23% Medical Professional Liability (PICA) 19% All Other Reinsurance (Mainly US) 5% Catastrophe Reinsurance - XS of Loss (US) 13% Catastrophe Reinsurance - XS of Loss (non US) 1% Facility (US) 4% General Liability (US) 13% Broad spread of risk Property is primarily US

62 ProAssurance Investor Presentation as of June 22, 2017 Q1 2017 Lloyd’s Segment Financial Highlights Three - Months Ended March 31 2017 2016 Gross Premiums Written $12.7 $6.9 Net Premiums Earned $14.6 $12.4 Total Revenues $15.4 $13.0 Net Losses & Loss Adjustment Expenses $9.5 $6.2 Underwriting & Operating Expenses $6.2 $5.2 Operating Result $(0.4) $1.6 Current Accident Year Net Loss Ratio 72.9% 53.1% Effect of Prior Accident Year Reserve Development (7.6%) (3.4%) Net Loss Ratio 65.3% 49.7% Underwriting Expense Ratio 42.7% 41.5% In millions, except ratios Expense ratio growth is moderating as premiums build and start - up expenses transition to operating expenses

Segment Highlights & Strategic Review Corporate & Investments

64 ProAssurance Investor Presentation as of June 22, 2017 Segment operating results were higher than in the first quarter of 2017, due to a $21.6 million increase in net realized investment gains, and an increase of $ 5.4 million in earnings from unconsolidated subsidiaries . Investment income continues to decline due to lower average balances and the low interest rate environment 2016 Corporate Segment Financial Highlights Three - Months Ended March 31 2017 2016 Net Investment income $ 22.8 $ 25.1 Equity in earnings (loss) of unconsolidated subsidiaries $1.8 $(3.6) Net realized investment gains (losses) $ 13.3 $(8.3) Operating expenses $8.3 $7.5 Interest expense $4.1 $ 3.7 Income tax benefit / expense $(1.2) $1.3 Segment Operating Result $25.6 $0.7 In millions

65 ProAssurance Investor Presentation as of June 22, 2017 Seeking better risk - adjusted returns Remaining sensitive to potential changes in tax rates 2016 Investment Review Duration management  We will not extend duration in search of incremental yield Optimizing our allocation E nsures non - correlation of returns Continuing capital management activities reduced the size of the portfolio 2017 Investment Strategy Duration management remains paramount  We will not extend duration in search of incremental yield

66 ProAssurance Investor Presentation as of June 22, 2017 Q1 2017 Consolidated Net Investment Result 3/31/17 3/31/16 Change Net Investment Income Fixed maturities $ 20,121 $ 22, 575 $ ( 2, 454 ) Equities 3,644 3,643 1 Short - term and Other investments 801 40 5 3 96 BOLI 455 460 (5) Investment fees and expenses ( 1 ,835 ) ( 1,6 93 ) ( 1 92 ) Net investment income $ 2 3,186 $ 25, 440 $ ( 2, 254 ) Equity in Earnings (Loss) of Unconsolidated Subsidiaries Investment LPs/LLCs $ 5,533 $ 1,804 $ 3,729 Tax credit partnerships (3,725) (5,438) 1,732 Equity in earnings (loss) $ 1,808 $ (3,634) $ 5,442 622 Net investment result $ 24,994 $ 21,806 $ 3,188 $ in thousands Fixed income is down due to ~11% lower average balances and lower yields Excluding Capital Gains / (Losses)

67 ProAssurance Investor Presentation as of June 22, 2017 03/31/17 Full portfolio disclosure on our website: investor.proassurance.com/CustomPage/Index?KeyGenPage=305596 ProAssurance Investment Profile $ 2.6 Billion Fixed Income Portfolio (69% of Invested Assets) $ 3.7 Billion Overall Portfolio Sources of Liquidity State & Muni 30% Corporate 49% Asset Backed 14% Govt & Agency 7% Short Term (incl cash) , 8% Equities & Equity Substitues , 21% BOLI , 2% Fixed Income , 69% MONTHS (Negotiated)LPs (Secondary Liquidity) 10% 30 - 90 DAYS HFs/Privates 3% NOT LIQUID Statutory Deposits 1% SIX MONTHS BOLI 2% DAILY Cash Equities Bonds 84% Average duration: 3.4 years Average tax - equivalent income yield: 3.6% Investment grade: 93% Weighted average: A+

68 ProAssurance Investor Presentation as of June 22, 2017 ProAssurance Recent Investment Performance Management reporting item which is ‘tax equivalent,’ unaudited, and non GIPS Average Total Portfolio Outperformance for the last five years is 0.55% Weighted Returns 2012 - 2016 / PRA vs Benchmarks 2016 2015 2014 2013 2012 % of Assets PRA Bnchmk % of Assets PRA Bnchmk % of Assets PRA Bnchmk % of Assets PRA Bnchmk % of Assets PRA Bnchmk Core Fixed 72% 1.95% 1.32% 73% 1.86% 1.58% 72% 3.24% 3.04% 77% 0.57% - 0.10% 80% 4.14% 3.55 % Alternative Fixed 8% 0.93% 0.59% 6% - 0.19% - 0.14% 7% 0.25% 0.19% 11% 0.30% 0.28% 11% 0.91% 1.17 % Tax Credits 4% 0.45% 0.45% 4% 0.56% 0.56% 4% 0.45% 0.45% 4% 0.51% 0.51% 2% 0.26% 0.26 % Private Equity 3% 0.33% 0.33% 2% 0.07% 0.07% 1% 0.31% 0.31% 1% 0.32% 0.32% 2% 0.09% 0.09 % Equity 9% 1.36% 1.13% 8% - 0.15% - 0.62% 9% 0.72% 0.85% 7% 2.01% 2.03% 5% 0.65% 0.92 % Real Estate 1% 0.08% 0.09% 1% 0.09% 0.08% 1% 0.05% 0.04% 0% 0.00% 0.00% 0% 0.00% 0.00 % Other 3% 0.03% 0.03% 6% - 0.01% - 0.01% 7% 0.00% 0.00% 0% 0.00% 0.00% 0% 0.00% 0.00 % Total 5.13% 3.95% 2.23% 1.53% 5.02% 4.88% 3.70% 3.05% 6.07% 6.00 % Total Portfolio Outperformance 1.18% 0.70% 0.14% 0.66% 0.07%

69 ProAssurance Investor Presentation as of June 22, 2017 03/31/17 Subject to Rounding ProAssurance Portfolio Detail: Asset Backed $351 Million ( 14% of Fixed Income/9% of Invested Assets) RMBS 59% Other (Primarily Auto & Credit Card) … CMBS 9% Weighted Average Rating: “AAA”

70 ProAssurance Investor Presentation as of June 22, 2017 03/31/17 ProAssurance Portfolio Detail: Corporate Corporates: $1.3 Billion (49% of Fixed Assets/35% of Invested Assets) Top 20 Banks/Financials: $200 million in millions JPM $24 NRUC $9 PNC $18 Athene $9 Goldman $16 B of A $8 The Doctor’s Co $12 BONY Mellon $8 American Express $12 BBT $7 Wells Fargo $11 HCP $7 Citi $10 US Bank $6 BlackRock $10 Digital Realty $5 Morgan Stanley $10 Key Bank $5 Simon Property $9 GECapital $4 Utilities & Energy … Other 1% Basic Materials 3% Technology 5% Communications 6% Consumer Oriented 22% Financials 32% Industrials 16% Weighted Average Rating: A -

71 ProAssurance Investor Presentation as of June 22, 2017 03/31/17 ProAssurance Portfolio Detail: Municipals Municipals: $770 Million ( 30% of Fixed Income / 21% Invested Assets) General Obligation 18% Prerefunded 10% Special Revenue 72% Weighted Average Rating: AA Top 10 Municipal Holdings in millions Connecticut State Housing Authority $14 Omaha Public Power $13 San Antonio Electric & Gas $11 University of Alabama General Revenue $10 Colorado Springs, CO Utilities $10 North Carolina State Capital Improvement $10 Missouri St Highway & Transit $10 Dallas Waterworks & Sewer $8 McAllister Academic Village $8 Triborough Bridge & Tunnell $8

72 ProAssurance Investor Presentation as of June 22, 2017 03/31/17 ProAssurance Portfolio: Equities & Other Equities & Other: $802 Million ( 21% of Invested Assets) Equities 39% Alternative Equity & Debt 17% Real Estate LP 5% Private Equity 13% Convertible Bonds 3% Inflation Focused Bond Fund 9% Tax Credits 14%

Additional Financial Detail

74 ProAssurance Investor Presentation as of June 22, 2017 Tax Credit Impact on Operating Results Substantial tax benefits and amortization expenses - $0.8 - $5.6 - $6.2 - $10.0 - $10.7 - $10.3 - $24.8 - $23.1 - $20.0 - $21.3 - $21.1 - $15.7 - $7.3 - $3.2 - $1.3 $1.2 $7.7 $12.3 $20.8 $21.7 $26.0 $36.2 $33.8 $25.6 $25.7 $24.8 $18.8 $7.4 $1.2 $0.5 0.4 2.1 6.1 10.8 11.0 15.7 11.4 10.7 5.6 4.4 3.7 3.1 0.1 - 1.9 - 0.8 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Pre-Tax Losses Including Impairment Tax Credit Provision Impact on Earnings Actual Projected (Reduces PRE TAX Net Investment Income) (Reduces Taxes Due) (Net Effect)

75 ProAssurance Investor Presentation as of June 22, 2017 Combined Tax Credits Portfolio Detail & Projections Year Capital Contributions GAAP Income/(Loss) from Operations, Disposition & Impairment Total Credits (Source IRR Schedule) Tax Provision after Impairment Impact on Earnings 2016 $ 8,701,852 $ (24,817,214) $ 27,549,158 $ (36,235,182) $ 11,417,968 2017 $ 4,404,737 $ (23,140,092) $ 25,669,586 $ (33,768,617) $ 10,628,527 2018 $ 151,992 $ (19,997,206) $ 18,636,522 $ (25,635,545) $ 5,638,338 2019 $ 150,596 $ (21,305,183) $ 18,195,091 $ (25,651,905) $ 4,346,722 2020 $ 136,251 $ (21,071,738) $ 17,451,316 $ (24,826,427) $ 3,754,686 2021 $ 120,658 $ (15,660,973) $ 13,273,285 $ (18,754,622) $ 3,093,652 2022 $ 311,047 $ (7,277,340) $ 4,805,453 $ (7,352,522) $ 75,183 2023 $ 51,338 $ (3,243,791) $ 168,433 $ (1,303,762) $ (1,940,031) 2024 $ 51,338 $ (1,264,550) $ 24,099 $ (466,692) $ (797,858) 2025 $ 41,159 $ - $ 7,719 $ (7,719) $ 7,719 2026 $ 25,734 $ - $ 2,994 $ (2,994) $ 2,994 2027 $ - $ - $ 86 $ (86) $ 86 2028 $ - $ - $ - $ - $ - $ 14,146,702 $ (137,778,086) $ 125,783,742 $ (174,006,073) $ 36,227,987

76 ProAssurance Investor Presentation as of June 22, 2017 Capital Growth: 2008‒2016 2008 2009 2010 2011 2012 2013 2014 2015 2016 Beginning Equity* $ 1,255 $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 Stock Issued $ 112,478 ࡳ ࡳ ࡳ ࡳ ࡳ ࡳ ࡳ ࡳ Employee Stock Transactions $ 11,673 $ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 12,857 Earnings $ 177,725 $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 151,081 Dividends ࡳ ࡳ ࡳ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (315,028) Treasury Stock $ (87,561) $ (46,884) $ (106,347) $ (20,317) ࡳ $ (32,054) $ (222,360) $ (169,793) $ (2,106) Unrealized G/L $ (45,800) $ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ (6,456) Total Equity* $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,799 * Equity shown in millions; all other data shown in thousands

77 ProAssurance Investor Presentation as of June 22, 2017 2016 Income Statement Highlights Strong results from a focused strategy Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Gross Premiums Written $187.5 $160.9 $835.0 $812.2 Net Investment Result $25.6 $ 26.3 $94.3 $112.3 Total Revenues $ 237.7 $ 185.9 $ 870.2 $ 772.1 Net Losses and ALAE $ 107.3 $ 92.8 $ 443.2 $ 410.7 Underwriting & Operating Expenses $ 60.9 $ 59.2 $ 227.6 $ 217.1 Net Income (Includes Realized Investment Gains & Losses) $54.8 $34.9 $151.1 $116.2 Operating Income $44.4 $ 38.8 $129.8 $ 142.6 Operating Income per Diluted Share $ 0.83 $ 0.73 $ 2.43 $ 2.59 In millions, except per share data

78 ProAssurance Investor Presentation as of June 22, 2017 Book Value per Share History $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $38.17 $36.88 $33.78 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $32.66 $31.17 $28.24 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $31.63 $30.72 $27.91 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Book Value per Share Tangible Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses Includes $4.69/share Special Dividend

79 ProAssurance Investor Presentation as of June 22, 2017 Book Value per Share Components 12/31/16 12/31/15 Change Total Book Value $33.78 $36.88 $(3.10) Less: Goodwill & Intangible Assets 5.54 5.71 (0.17)  Tangible Book Value $28.24 $31.17 $(2.93) Less: Unrealized Gain / Loss 0.33 0.45 $(0.12)  Tangible Book Value excl Unreal G/L $27.91 $30.72 $(2.81) Estimated Effect of Treasury Shares $(1.63) $(1.16) $(0.47) Outstanding Shares (000s) 53,251 53,101 150 Treasury Shares (000s) 9,409 9,403 6

80 ProAssurance Investor Presentation as of June 22, 2017 2016 Ceded Premiums Written Year Ended 12/31/16 HCPL, incl Podiatry Products Lawyers 2016 2015 2016 2015 2016 2015 Gross written premium $ 476.8 $ 464.6 $ 33.3 $ 33.4 $ 25.6 $ 28.3 Ceded premiums 63.9 70.3 11.1 11.4 2.0 2.5 Net written premium 412.9 394.3 22.2 22.0 23.6 25.8 Ceded Premium Components Primary reinsurance arrangement, current accident year 1 18.3 20.3 11.1 11.4 2.0 2.5 All other reinsurance arrangements 2 52.7 51.1 — — — — Ceded premiums, current accident year 71.0 71.4 11.1 11.4 2.0 2.5 Reduction in premiums owed under reinsurance agreements (7.1) (1.1) — — — Total ceded premiums $ 63.9 $ 70.3 $ 11.1 $ 11.4 $ 2.0 $ 2.5 Ceded premiums ratio, current accident year 14.9% 15.4% 33.5% 34.1% 7.6% 8.8% (1) 2016 decreases reflect lower costs for our core reinsurance treaties in both products and healthcare (2) Decrease for HCPL reflects the $2.3M increase in premiums ceded under shared risk arrangements, which includes growth in CAPAssurance and various Ascension programs offset partially by lower premiums ceded to Lloyd's Syndicate 1729 as a result of lower podiatric physician written pre miums .

81 ProAssurance Investor Presentation as of June 22, 2017 2016 Net Investment Result Excluding Capital Gains / (Losses) 12/31/16 12/31/15 Change Net Investment Income Fixed maturities $ 84,386 $ 96,315 $ (11,929) Equities 14,887 13,317 1,570 Short - term and Other investments 3,353 2,035 1,318 BOLI 2,008 2,053 (45) Investment fees and expenses (6,032) (5,988) (44) Net investment income $ 98,602 $ 107,732 $ (9,130) Equity in Earnings (Loss) of Unconsolidated Subsidiaries Investment LPs/LLCs $ 19,055 $ 13,970 $ 5,085 Tax credit partnerships (24,817) (10,288) (14,529) Equity in earnings (loss) $ (5,762) $ 3,682 $ (9,444) Net investment result $ 92,840 $ 111,414 $ (18,574) $ in thousands Fixed income is down due to ~8% lower average balances and lower yields Income yield is 3.3% (3.8% tax equivalent) for 2016 and 3.4% (4.0% tax equivalent) for 2015 Purchase yield is 2.4%, Tax equivalent yield is 2.6% See next page for detail information regarding income from Other Invested assets and Equity in Earnings of Unconsolidated Subsidiaries Excludes Lloyd’s Syndicate investment income of $1.4M

82 ProAssurance Investor Presentation as of June 22, 2017 2016 Condensed Results by Segment Year Ended 12/31/16 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Total YTD 2016 Total YTD 2015 Gross premiums written $ 535,725 $ 247,940 $ 65,157 $ — $ (13,808) $ 835,014 $ 812,218 Net premiums written 458,681 223,578 56,274 — — 738,533 709,285 Net premiums earned 457,816 220,815 54,650 — — 733,281 694,149 Net losses and LAE 268,579 140,534 34,116 — — 443,229 410,711 Underwriting, policy acquisition & operating expenses 104,333 70,464 22,832 30,807 (826) 227,610 217,064 Underwriting Result $ 84,904 $ 9,817 $ (2,298) $ (30,807) $ 826 $ 62,442 $ 66,374 % of total 136.0% 15.7% (3.7)% (49.3)% 1.3% 100.0 % Net investment result — — 1,410 92,840 — 94,250 112,342 Net realized inv gains / (losses) — — 76 34,799 — 34,875 (41,639) Other income 5,306 844 1,415 1,069 (826) 7,808 7,227 SPC dividend expense / (income) 144 7,998 — — — 8,142 853 Interest expense — — — 15,032 — 15,032 14,596 Income tax expense 384 24,736 25,120 12,658 Segment operating result $ 90,066 $ 2,663 $ 219 $ 58,133 $ — $ 151,081 $ 116,197 Net loss ratio 58.7% 63.6% 62.4 % n/a n/a 60.4% 59.2 % Expense ratio 22.8% 31.9% 41.8 % n/a n/a 31.0% 31.3 % Combined ratio 81.5% 95.5% 104.2 % n/a n/a 91.4% 90.5%

83 ProAssurance Investor Presentation as of June 22, 2017 2015 Condensed Results by Segment Specialty P&C Workers' Comp Lloyd' s Syndicate Corporate / Other Elimination Total for 2015 Total for 2014 Gross premiums written $ 526,296 $ 243,608 $ 56,929 $ — $ (14,615) $ 812,218 $ 779,609 Net premiums written 442,126 218,338 48,821 — — 709,285 701,849 Net premiums earned 443,313 213,161 37,675 — — 694,149 699,731 Net losses and LAE 250,168 140,744 25,181 — (5,382) 410,711 363,084 Underwriting, policy acquisition & operating expenses 105,574 63,653 18,518 24,518 4,801 217,064 211,311 Underwriting Result $ 87,571 $ 8,764 $ (6,024) $ (24,518) $ 581 $ 66,374 $ 125,336 % of total 131.9% 13.2% (9.1)% (36.9)% 0.9% 100.0 % Net investment result — — 928 111,414 — 112,342 129,543 Net realized inv gains / (losses) — — 24 (41,663) — (41,639) 14,654 Other income 4,561 492 698 2,057 (581) 7,227 8,398 SPC dividend expense / (income) — 853 — — — 853 1,842 Interest expense — — — 14,596 — 14,596 14,084 Income tax expense 1,240 11,418 12,658 65,440 Segment operating result $ 92,132 $ 8,403 $ (5,614) $ 21,276 $ — $ 116,197 $ 196,565 Net loss ratio 56.4% 66.0% 66.8 % n/a n/a 59.2% 51.9 % Expense ratio 23.8% 29.9% 49.2 % n/a n/a 31.3% 30.2 % Combined ratio 80.2% 95.9% 116.0 % n/a n/a 90.5% 82.1%

Additional Strategic Information Specialty P & C Segment

85 ProAssurance Investor Presentation as of June 22, 2017 Total Gross Written Premiums increased $9.4M (1.8%) from $ 526.3 mln to $ 535.7 mln Physician new business of $32.8 mln, retention of 88% Facilities increase is due to new business of $17.4 mln; and an $11.8 mln one - time premium Legal professional liability decrease is due to stricter underwriting and higher pricing; 78% retention partially offset by $ 3.8M in new business Medical technology liability new business of $5.1 mln; almost entirely offsetting 85% retention 2016 Specialty P&C Gross Written Premium Two - year policies increase retention but lower renewal premiums in even years $345 $342 $30 $22 $375 $364 2015 2016 Physician 12-mo Physician 24-mo $62 $33 $25 $18 $33 $37 $33 $28 $21 $33 Healthcare facilities Other healthcare providers Legal professionals Tail & other, professional liability Products liability 2016 2015 $ in millions

86 ProAssurance Investor Presentation as of June 22, 2017 2016 Specialty P&C Financial Highlights Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Gross Premiums Written $125.5 $109.6 $535.7 $526.3 Net Premiums Earned $ 122.7 $100.2 $457.8 $443.3 Total Revenues $ 124.0 $ 100.3 $463.1 $447.9 Net Losses & Loss Adjustment Expenses $62.8 $53.1 $268.6 $250.2 Underwriting & Operating Expenses $ 26.8 $ 25.1 $104.3 $105.6 Operating Result $34.4 $ 21.6 $90.1 $92.1 Current Accident Year Net Loss Ratio 89.4% 111.4% 88.6% 92.3% Effect of Prior Accident Year Reserve Development (38.2%) (58.4%) ( 29.9%) (35.9%) Net Loss Ratio 51.2% 53.0% 58.7% 56.4 % Underwriting Expense Ratio 21.8% 25.5% 22.8% 23.8% Combined Ratio 73.0% 78.5% 81.5% 80.2% In millions, except ratios

87 ProAssurance Investor Presentation as of June 22, 2017 Annual Premium for a $ 1M / $3M Policy Filed or Approved at 1/01/17 Key State Rate Comparison 87 Birmingham Indianapolis Denver Louisville Dallas St Louis Cleveland New York, NY Washington Miami Detroit Chicago Family Practice (No Surgery) $7,484 $8,461 $11,100 $12,066 $13,595 $17,960 $22,455 $23,216 $24,010 $24,480 $28,263 $40,865 Anesthesiology 17,422 13,076 14,948 21,042 15,226 20,087 32,668 $31,703 30,402 30,422 28,263 50,621 Plastic Surgery 26,774 30,216 29,057 40,118 27,556 51,996 63,309 $68,481 83,672 54,189 83,268 118,909 General Surgery 30,515 34,769 36,752 45,728 39,952 60,505 73,523 $85,456 73,018 83,898 108,020 118,909 Orthopedic Surgery w/Spine 37,997 39,899 41,883 45,728 49,477 64,759 83,736 $91,114 99,652 83,898 97,019 157,930 Obstetrics 41,737 48,898 49,578 68,170 42,092 86,032 104,163 $113,747 147,595 119,549 108,020 177,441 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000

88 ProAssurance Investor Presentation as of June 22, 2017 More than 30 year of experience insuring hospitals and other healthcare facilities Experience ranges from community - based hospitals to major medical centers Enhanced coverages (ProControl) and existing programs respond to today’s emerging trends Broad Experience Across the Healthcare Market Other Healthcare Facilities: 349 Hospitals: 13 3 1 2 1 2 6 2 19 2 9 11 39 1 3 1 1 DE: 1 MD: 1 1 1 16 3 3 1 1 3 2 19 2 35 3 6 1 35 DE: 7 DC: 1 MD: 2 NJ: 1 28 11 8 7 3 1 47 7 4 8 11 1 1 5 1 24 47 7 3 3 5 1 1 1 1 1

89 ProAssurance Investor Presentation as of June 22, 2017 We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim  Differentiates our product  Provides long - term financial and marketing advantages  Retains business and deters future lawsuits Increasingly important as claims data becomes public  Malpractice outcomes now public in 26 states Through Claims Defense Still Defines ProAssurance Industry: 73% No Paid Losses ProAssurance: 76% No Paid Losses Source: ProAssurance, as reported to PIAA Source: PIAA 2014 Claim Trend Analysis, ProAssurance Excluded Ten Year Average 2006 - 2015 Dropped or Dismissed 64% Defense Verdict 12% Plaintiff Verdict 4% Settled/ADR/ Other 19% Dropped or Dismissed 66% Settled/ADR / Other 26% Plaintiff Verdict 1% Defense Verdict 7%

90 ProAssurance Investor Presentation as of June 22, 2017 Substantial HPL Claims Experience 12/31/16 More than 10,000 Hospital Professional Liability (HPL) claims handled since the inception of ProAssurance Higher proportion of HPL settlements than for physician claims, due to the requests of hospital insureds 6,664 434 3,916 301 10,580 735 Closed Open Total Lawsuits Claims and Incidents Dropped or Dismissed 68.3% Defense Verdict 7.2% Plaintiff Verdict 2.8% Settled or ADR 21.6% ProAssurance HPL Lawsuit Outcomes

91 ProAssurance Investor Presentation as of June 22, 2017 Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches The Ohio Example: 2005 – 2014 Data www.insurance.ohio.gov/Legal/Reports/Documents/Ohio2013MedicalProfessionalLiabilityClosedClaimReport.pdf More Claims Defended in Court More Claims Closed With No Indemnity EXTRAORDINARY OUTCOMES: 2.2x Lower Average Indemnity Payment per Closed Claim 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial $32,389 $71,806 ProAssurance All Others

92 ProAssurance Investor Presentation as of June 22, 2017 Source: 2008 - 2015, Statutory Basis, A.M. Best Aggregates & Averages 2014: Preliminary data from SNL The Bottom Line Benefits of Strong Defense Our ability and willingness to defend claims allows us to achieve better results ProAssurance Stand Alone Loss Ratio (2008 - 2015) Calendar Year ProAssurance vs. Industry Five - Year Average Loss Ratio (2011 - 2015) 21.1% 17.6% 16.2% 4.6% 14.0% 10.7% 21.9% 21.6% 23.1% 24.0% 20.6% 20.1% 17.1% 28.0% 27.3% 35.0% 44.2% 41.6% 36.8% 24.6% 31.1% 38.7% 49.2% 56.6% 2008 2009 2010 2011 2012 2013 2014 2015 14.0% 40.4% 24.8% 26.4% 38.8% 66.8% PRA Industry On average, 28 points better than the industry TOTAL LOSS RATIO Incurred Loss Adjustment Expenses as a Percentage of Premium Incurred Losses as a Percentage of Premium

Additional Strategic Information Workers’ Compensation S egment

94 ProAssurance Investor Presentation as of June 22, 2017 2016 Workers’ Compensation Financial Highlights Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Gross Premiums Written $53.5 $47.6 $247.9 $243.6 Net Premiums Earned $ 56.8 $53.7 $220.8 $213.2 Total Revenues $ 57.0 $ 53.9 $221.7 $213.7 Net Losses & Loss Adjustment Expenses $ 36.4 $ 38.2 $ 104.5 $ 140.8 Underwriting & Operating Expenses $ 18.0 $16.2 $70.5 $63.7 Operating Result $0.4 $0.01 $ 2.7 $8.4 Current Accident Year Net Loss Ratio 67.9% 67.0% 66.4% 67.1% Effect of Prior Accident Year Reserve Development ( 3.9%) 4.1% ( 2.8%) (1.1%) Net Loss Ratio 64.0% 71.1% 63.6% 66.0% Underwriting Expense Ratio 31.6% 30.2% 31.9% 29.9% Combined Ratio 95.6% 101.3% 95.5% 95.9% In millions, except ratios

95 ProAssurance Investor Presentation as of June 22, 2017 PROASSURANCE EASTERN Re Ltd., S.P.C. Cayman Domicile Founded in 1987 Segregated Portfolio Cell (SPC) Segregated Portfolio Cell (SPC) Segregated Portfolio Cell (SPC) Individual Segregated Portfolio Cell Loss Fund * Commission Front (Underwriting) Claims Administration Risk Management Cell Rental Reinsurance Tax/Excise Claims Payments Potential Shareholder Dividend Expenses * Loss Fund managed off shore through Deutsche Bank with individual investment portfolio. EASTERN ALLIANCE INSURANCE GROUP Inova® Program Structure

Additional Strategic Information Lloyd’s S egment

97 ProAssurance Investor Presentation as of June 22, 2017 2016 Lloyd’s Segment Financial Highlights Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Gross Premiums Written $ 14.3 $ 10.0 $65.2 $56.9 Net Premiums Earned $ 14.1 $ 10.9 $54.7 $37.7 Total Revenues $ 14.8 $ 11.7 $57.6 $39.3 Net Losses & Loss Adjustment Expenses $8.1 $6.9 $34.1 $25.2 Underwriting & Operating Expenses $ 6.2 $ 5.3 $22.8 $18.5 Operating Result $2.3 $(1.1) $0.2 $(5.6) Current Accident Year Net Loss Ratio 58.5% 63.3% 63.3% 66.8% Effect of Prior Accident Year Reserve Development (0.9%) ࡳ (0.9%) ࡳ Net Loss Ratio 57.6% 63.3% 62.4% 66.8% Underwriting Expense Ratio 43.7% 48.9% 41.8% 49.2% In millions, except ratios Expense ratio is declining as premiums build and start - up expenses transition to operating expenses